FAR EAST ENERGY CORPORATION

Corporate Presentation

December 2009

Cautionary Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Far East Energy Corporation and its management are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: certain of the proposed transactions with Arrow Energy Limited ("Arrow") may not close on a timely basis or at all, including due to a failure to satisfy closing conditions or otherwise; the anticipated benefits to us of the transactions with Arrow may not be realized; the final amounts received from Arrow may be different than anticipated; the Ministry of Commerce (the "MOC") may not approve the extension of the Qinnan production sharing contract ("PSC") in a timely basis or at all; our Chinese partner company or the MOC may require certain changes to the terms and conditions of our Qinnan PSC in conjunction with their approval of any extension of that PSC; the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; the gas produced at our wells may not increase to commercially viable quantities or may decrease; our lack of operating history; limited and potentially inadequate cash resources; expropriation and other risks associated with foreign operations; anticipated pipeline construction and transportation of gas; lack of availability of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations, disruptions in capital markets affecting fundraising; matters affecting the oil and gas industry generally; as well as other risks described in our Annual Report on Form 10-K, Quarterly Reports filed on Form 10-Q, and subsequent filings with the Securities and Exchange Commission ("SEC"). Statements contained in this presentation speak only as of the date hereof. We assume no obligations to update any of these statements.

- Definition of Technical Terms:

  Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with the definition of "Proved Reserves" in the SEC rules and thus the SEC guidelines prohibit us from including such terms in filings with the SEC. Such terms used herein are defined as follows:

  - Total Gas-in-Place:

    This term refers to discovered and undiscovered Gas-In-Place which is the quantity of hydrocarbons which is estimated, on a given date, to be contained in known accumulations, plus those quantities already produced therefrom, plus those estimated quantities in accumulations yet to be discovered.

  - Recoverable CBM Resources:

    Recoverable CBM resources refer to a calculation based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such resources from being classified as proved reserves. Recoverable CBM resources may also be estimated assuming future economic conditions different from those prevailing at the time of the estimate.

- Note to Investors:

  This presentation contains information about adjacent properties on which we have no right to explore. U.S. investors are cautioned that petroleum/mineral deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This presentation also includes various estimates and comparisons contained in studies and reports. Actual results are likely to vary from the results in the studies and reports.

Key Investment Highlights

High permeability/high gas parameters at Shouyang compare with best CBM plays

High permeability/high gas plays generate optimal economics once dewatering is completed (e.g., San Juan, Black Warrior Basins)

Dewatering has led to onset of gas production in commercial quantities

Clear path to gas sales in 2H 2010; Targeting project finance in 2011

High gas demand yields high prices in China ($6.50 netback to wellhead vs. $4.50 Henry Hub); excellent access to pipelines and market

1.3 million gross acres; estimated gas-in-place 18-25 Tcf (P10-P90); approximate recoverable resource 9-12.5 Tcf at 50% recovery (10.4-14.5 Tcf if 58% recovery)

High Perm/High Gas Represents Breakthrough in Chinese CBM

We believe we have achieved a breakthrough in the development of China's CBM industry by discovering the first area of high perm/high gas (80 to 120 millidarcies)

Discovery of large areas in Black Warrior and San Juan Basins that contained both high perm & high gas contributed to dramatic growth of CBM in the USA

Such a discovery in China could catalyze major development going forward



China
Australia

Resource Comparison

Preliminary technical data suggests that the Company's North Shouyang acreage compares very well to these premier U.S. CBM plays

Note: Actual results are likely to vary from the foregoing preliminary estimates, which are based on various assumptions

	San Juan	Black Warrior	Raton	N. Shouyang Acreage(a)
Coal Gas Content (Scf/ton)*	400-500	400-500	300-500	400-600
Coal Thickness: Typical net coal (feet)*	40	5	20	10-15
Pressure (psi)*	1500	400	400	400
Permeability (md)*	25	25	25	100****
Recovery Factor**	80%	65%	60%	50-70%
Total Produced and Recoverable CBM Resource (Tcf)**	19.2 (530 Bcm)	5.6 (155 Bcm)	3.6 (100 Bcm)	2.3-3.5*** (65-99 Bcm)

* *Source: Data on U.S. Basins from John P. Seidle, Sproule Associates, Inc. Coalbed Methane of North America.*

** *Source: Gas Research Institute.*

*** *ConocoPhillips' low-end estimate of gas-in-place (P10) in the #15, #9, and #3 coal seams of Shouyang North Area was 3.9 Tcf. Their high-end (P90) estimate was 6.1 Tcf. For purposes of estimating recoverable CBM, we have applied a recovery factor of 58% based on the ARI report of March 21, 2008.*

**** *Current data indicates Shouyang Pilot area ranges from 80-120 md, based on the ARI Report of March 21, 2008*

FEEC Management/ Operations Team

Michael R. McElwrath
CEO and Director

Former U.S. Asst. Secretary of Energy, Director National Institute Petroleum & Energy Research
(30+ years)

Kwongyip Andrew Lai
CFO
E&P Financial Management w/EOG Resources and UMC Petroleum
(20+ years)

Garry Ward
Sr. VP
Reservoir Engr. Mgr. w/3TEC Energy,
VP Floyd Oil
(20+ years)

Dr. Zhendong "Alex" Yang
Sr. VP
Pioneer in China CBM, Chief Geologist w/Amoco/Arco/BP CBM projects
(40+ years)

Bruce Huff
VP Capital Development
Former President and CFO of Harken Energy
(35+ years)

Bob Hockert
China Operations Manager
CBM Drilling & Production Manager, District Manager for Halliburton in Russia
(20+ years)

Rebecca B. Le
Sr. VP Government Relations and CFO, FEEB
(15+ years)

Ken Ancell*
Reservoir Engineering Advisor
One of the world's leading CBM reservoir engineers
Recent oversight of Fairview Field
(40+ years)

Jay Smith*
Director of Strategic Planning
Director Strategic Planning BP N. America
Drilling Technology Sohio
(40+ years)

David Lue*
Director of Gas Sales & Marketing
Dir. Int'l Business Dev. w/Duke Energy
Dir. for China's West-East Pipeline
(40+ years)

Bill Rehm*
Drilling Advisor
One of the world's leading authorities on under-balanced horizontal drilling
(40+ years)

*Consultants

Advanced Resources International, Inc. (ARI) Report
Shouyang Block #15 Coal Seam

Initial permeability:
80 and 120 millidarcies (md)

Gas content estimate:
500 scf/ton dry ash free

Forecast peak daily production rate estimates

Vertical well	Horizontal well
40-160 acre spacing: 300-500 Mcfpd	250-550 acre spacing: 2.3-5.0 MMcfpd

Forecast gas recovery rate estimates (20 year, P50)

Vertical well	Horizontal well
40-160 acre spacing: 0.5-1.2 Bcf/well	250 & 550 acre spacing: 3.4-5.3 Bcf/well

Note: Actual results are likely to vary from the foregoing preliminary estimates, which are based on various assumptions.

Far East Energy Profile



Drilling 2H at Shouyang

Houston HQ with offices in Beijing, Kunming & Taiyuan, China



Fracturing operations at Shouyang

Both our Shouyang and Qinnan PSCs are situated near major national pipelines

Experienced Operations Team

Major Acreage Holder in China
Over 1.3 million gross acres(a)
(5,352 km^2)

(a) The gross acreage includes the acres subject to the Qinnan PSC, the extension of which remains subject to approval by Chinese authorities. In the event the Qinnan PSC is not extended, we will hold approximately 750,000 gross acres (2,317.4 km^2).

Financial Summary	
OTC.BB	FEEC
Shares O/S	162.6 million
Daily Volume	217,600 shares (3 month average)

Significant CBM resource potential

Estimated Gas-in-Place (P50)	
Shouyang PSC	4.8 Tcf (136 Bcm)*
Qinnan PSC	11.1 Tcf (314 Bcm)*
Yunnan PSC	2.7 Tcf (76 Bcm)**

Sources: *ConocoPhillips, Less than 40% of Shouyang Block evaluated **Yunnan Provincial Coal Geological Bureau

Production Sharing Contracts



Xinjiang
Lunnan
Beijing
CHINA
Shanghai
Kunming
Hong Kong
Yunnan contract area 1072 km² (264,896 ac)
Qinnan contract area 2317.4 km² (572,642 ac)
Shouyang contract area 1962.8 km² (485,018 ac)
BAOTOU
HOHHOT
DATONG
BEIJING
TANGSHAN
East
China
Ordos
Basin
Basin
Shanganning Gas Field (7 Tcf)
XIAN
JINAN
Legend

Shouyang



Shouyang Overview

PSC: 66.5% interest in Shouyang PSC; exploration period expires June 2011

Participants: ConocoPhillips - 3.5% ORRI; China United Coalbed Methane Company, Ltd. (CUCBM) - election up to 30% WI

Shouyang acreage is primary focus:

- Six horizontal wells
- Six deviated wells
- Fourteen vertical wells
- 950,000+ Bbls of water produced
- Critical desorption pressure (CDP) reached in portion of pilot area

Pilot area: 988 acres

- Permeability of 100 millidarcies (md)
- #15 Coal Seam - Focus of drilling operations to date
- #9 Coal Seam - Early testing via existing well bores indicates second commercial seam potential

Wells Drilled in Shouyang Block



Pilot area is about
4 km² (about 988 acres)
SY-001

Shouyang Block Progress

- 25+ wells drilled in pilot area; 2 coal seams potentially commercial; 3rd coal seam possible
- High permeability and high gas content determined (in #15 coal seam pilot area) per ARI and NSAI
- Parameter wells 6 to 7 km away also indicate high permeability/high gas content in the #15 coal seam
- Dewatering well advanced, CDP reached in portion of pilot area; and, overall, gas production is increasing (#15 coal seam)
- The #9 coal seam is now producing in the pilot area and 7 km to the west shows high gas and saturation



Shouyang Block 1H Pilot Area
Well Locations and Status on December 1, 2009



#15 Coal Seam
#9 Coal Seam
#3 Coal Seam
G Gas production
P Returning to production after recent frac
W Producing predominantly water
R Waiting on remedial work
10V
15V
9V
8V
6V
4H
5H
7V
14V
17D
20D
4V
19D
21D
16HR
1V
3V
18D
22D
13V
3H
1H
FCC-HZ05H
FCC-HZ04H

Shouyang Block Parameter Well Locations and Status on December 1, 2009


Parameter Wells
1H Pilot Area
P2 G
P4 SI
P3 G
Far East Energy
Well Locations in Shouyang Block
Sept 25, 2009
WELL SYMBOLS
Deviated well
Coal exploration well
CUCBM Well
Horizontal Well
Vertical well
By: Cece Yang
G Gas production
P Back on production after recent frac
W Producing predominantly water

Rapid Rise in Gas Production Parameter Well P2

P2 well drilled 7 km from 1H pilot area to determine extent of prospective acreage and possible ODP expansion

September 2009, P2 well began producing gas from #15 coal seam

GAS

October 25, 2009, P2 production more than tripled, rising from 16-17 Mcfpd to 53-60 Mcfpd

Will closely monitor production. Chinese reserves and expanded ODP may result.

It is possible production could fall off and reserves and other positive results might not be achieved.

Shouyang Block Production


Water (Bwpd)
1400
1200
1000
800
600
400
200
0
Gas (Mcfpd)
625
600
575
550
525
500
475
450
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
1/1/2007
4/2/2007
7/2/2007
10/1/2007
1/1/2008
4/1/2008
7/1/2008
9/30/2008
12/31/2008
4/1/2009
7/1/2009
9/30/2009
12/31/2009
Water, Bwpd
Gas, Mcfpd

Shouyang 17D Production



Water (Bwpd)
Gas (Mcfpd)
120
100
80
60
40
20
0
10/1/2008
10/31/2008
11/30/2008
12/31/2008
1/30/2009
3/2/2009
4/1/2009
5/1/2009
6/1/2009
7/1/2009
8/1/2009
8/31/2009
10/1/2009
10/31/2009
11/30/2009
12/31/2009
Water, bwpd
Gas, mcfpd

Shouyang 20D Production


Water (Bwpd)
Gas (Mcfpd)
60
50
40
30
20
10
0
120
100
80
60
40
20
0
6/1/2009
7/1/2009
7/31/2009
8/31/2009
9/30/2009
10/31/2009
11/30/2009
12/30/2009
Water, bwpd
Gas, mcfpd

Shouyang 2009 Work Program
Recent/Ongoing Operations

Refrac/ stimulate 1H, 5H, 13V, 16H in #15 coal seam

Re-enter HG6 and test #3 coal seam

Frac parameter wells P3 and P4

Recomplete 3V, 9V, and 15V to #9 coal seam



Fracturing operations at Shouyang

Declining Costs for Shouyang Vertical and Deviated Wells



M$/meter
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
6V
7V
8V
15V
10V
9V
14V
13V
19D
18D
17D
21D
22D
20D
Drilling sequence

Potential Shouyang Vertical Well (80 acre spacing) Plot/Sample Economics Based on Advanced Resources International, Inc. Report**

This is **NOT** a forecast of any specific FEEC well; actual results will vary.


McfMo
9200
6900
4600
2300
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Year Number

***Actual results will vary from the foregoing preliminary estimates, which are based on various assumptions. The assumptions used herein are set forth in more detail in ARI's full report. The full text of the March 2008 ARI Report, which contains further information and qualifications, may be found on Far East Energy's website (www.fareastenergy.com). ARI is a research and consulting firm that provides services related to coalbed methane, gas shale, tight sands, enhanced oil recovery and carbon sequestration (www.adv-res.com).*

Description	Estimated Value	Source
Gas price*	$6.50	FEEC
Lifting cost	$0.73	FEEC
F&D cost	$0.48	FEEC
8/8th well cost	340 M$	FEEC
Peak rate	368 Mcfpd	ARI
Time to peak rate	2.2 years	ARI
Gross/net reserves	723/466 MMcf	ARI
Recovery	58%	ARI
Internal rate of return	**92%**	**Calculated**
Return on investment	**11 to 1**	**Calculated**

**Source: InfoPetro Report, "Natural Gas Price in China" (2009).* Gas price calculated based on average gas price from major Chinese cities: Base price is $5.65/Mcf ($6.65/Mcf at city gate less $1.00 for transportation plus $0.84/Mcf Chinese government subsidy=$6.50 net back to wellhead)

Infrastructure Allows FEEC to Sell Gas Early

Compressed Natural Gas (CNG) Facility
For production level of < 5 MMcfpd

↓

Shanxi Provincial Pipeline* **AND** Liquefied Natural Gas (LNG) Facility **AND** Shanxi Gathering Pipeline Projected in Service 3Q 2010

For production level of 5-50 MMcfpd

↓

Shanjing II Pipeline
For production level of > 50 MMcfpd

**On October 16, 2009, CUCBM and Shanxi International Energy Co., Ltd. signed a letter of intent for the construction of a pipeline through the Shouyang area. The schedule for construction and completion of this pipeline is uncertain.*

Letter of Intent Signed for Shouyang Gas Sales

Far East Energy

(CUCBM signed on behalf of Far East Energy)

China United Coalbed Methane (CUCBM)

(Chinese Partner)

Shanxi International Energy Co. Ltd. intends to build pipeline through our Shouyang area

Letter of Intent to Sell Shouyang Gas Signed 10/16/09

Shanxi International Energy Co. Ltd.

CUCBM will sell Shouyang gas on behalf of Far East

Shouyang Area Pipeline Planning Map


Shanjing I
Shanjing II
W-E Pipeline
Shouyang
Taiyuan
SY
Yangquan
QN
Changzhi
Linfen
Jincheng

Shanxi Gas Gathering Opportunity November 30, 2009

On November 30, 2009, Shanxi CBM and Natural Gas Gathering and Transmission Company (Shanxi Gathering) made a request to enter negotiations with CUCBM and FEEC to purchase Shouyang gas production

Shanxi Gathering is commissioned to build a pipeline planned to be routed through FEEC's Shouyang Block (or just south of it)

Pipeline construction scheduled to begin early 2010

Pipeline completion expected July 2010

To date, there are two pipelines and one local distribution/CNG company indicating a desire to purchase Shouyang produced gas

Gas Prices in China

Natural Gas Price for Residential Users in Shanxi Province		
Cities	Price $/Mcf	Date
Datong	8.50	1/08 - 9/09
Changzhi	7.23	1/08 - 9/09
Yuncheng	9.78	2009



Gas Price Indexes ($/Mcf)		
	Shanxi	Henry Hub**
Base Price	6.65	4.50
Transportation	(1.00)	(1.00)
Government Subsidy	0.85	0.00
Net Back to Wellhead	6.50	3.50

The national average price of natural gas for industry sales has increased from $9.82/Mcf in January 2008 to $10.63/Mcf in September 2009, up by 8.2%.*

Sources: *InfoPetro, 2009 **EIA

Company Targets

Q4 2009	Q1/Q2 2010	Q3/Q4 2010
SHOUYANG Marketing agreement with CUCBM to sell gas	**SHOUYANG** Gas off-take agreement; Commence CNG facility construction	**SHOUYANG** First gas sales
SHOUYANG Test #3 and #9 coal seams	**SHOUYANG** Seek Chinese reserve certification	**SHOUYANG** Submit Overall Development Plan
QINNAN Seek Chinese approval of extension and Arrow farmout	**SHOUYANG** Parameter wells determine extent of high perm/high gas acreage and identify prospective areas in Southern Shouyang	

Strategic Alliance With Arrow for Qinnan Block

Transaction provided capital to more aggressively advance exploration and development of Shouyang Block, Shanxi Province*

If approved by Chinese authorities, transaction facilitates more rapid exploration of Qinnan Block than could be done alone

Exchangeable note provided $10 million in March 2009
(accrues interest beginning October 16, 2009)

Warrants for 7.4 million shares
(expired December 18, 2009)

Farmout of 75.25% in the Qinnan PSC

** Under a farmout agreement, subject to certain conditions precedent including most notably approval by appropriate Chinese governmental authorities, we will assign 75.25% of our participating interest in the Qinnan PSC to Arrow. If approved, Arrow will be obligated to pay $8 million to FEEB and to fund up to $30 million in exploration costs in the Qinnan Block.*

Qinnan

Operating Plans for Qinnan Block

If the extension of the exploration period under the Qinnan PSC is approved, the operating plan for Qinnan for 2009-2010 will be to:

- Drill, core and test 11 CBM exploration wells
- Conduct production tests on 5 existing wellbores
  - 3 tests will focus on the eastern portion of the block
  - 2 tests will focus on the west portion of the block
- Collect high quality and accurate CBM exploration data
- Explore the coal seam in the Eastern fairway
- Assess the potential of the Southwestern corner

With Arrow as operator, if approved by Chinese authorities

Financial Overview

远 东 能 源 公 司

Shares Outstanding

	As of September 30, 2009	Average Exercise Price
Current Outstanding Shares	162,582,283	
Contingent Shares		
Arrow Note Payable	21,052,632	$ 0.475
Warrants Outstanding	20,039,000	$ 1.330
Options Outstanding	10,546,000	$ 1.110
Fully Diluted Shares	214,219,915	

China



Why Coalbed Methane in China?

Why China?

Enormous energy demand/enormous environmental problems

DEMAND:

World's second largest consumer of energy

DIRTY ENERGY:

73% of energy supply from coal

ENVIRONMENTAL CONCERNS:
20 out of 30 of the world's most polluted cities in the world; Number 1 in CO^2 emissions

Number 1 in methane emissions (21X heat trapping of CO^2)

China coal has among the highest gas content in the world, but over 5,000 miners/year die in methane explosions

Why Coalbed Methane?

CBM addresses both concerns

SUPPLY:

China has the largest CBM resources in the world (1305 Tcf gas-in-place)

CLEAN CBM:

CBM (gas) burns substantially cleaner than coal

China targets 27X increase in gas consumption in energy mix
CBM production eliminates mine venting and reduces emission of methane to atmosphere

Degasification in advance of mining coal saves lives

Sources: Business Week, EIA, World Bank, EPA, China Daily, Trading Markets

Meeting China's Energy Demands (Tcf Equivalent/Tcm)

	2008	2030 Est.	% Increase per Year	Comments
Oil	13/0.37	18/0.51	1.5%	Potential shortages
Coal	46/1.30	60/1.70	1.3%	Air quality concerns
Others (Renewables, Nuclear)	5/0.14	15/0.42	5%	Limited development
CBM and Natural Gas	2/0.05	32/0.91	14%	Currently U.S. uses 25 Tcf Equiv/ 0.70 Tcm per year

Source: Energy Information Administration

Summary

远东能源公司

Why Invest in FEEC

High permeability/high gas parameters at Shouyang compare with best CBM plays

High permeability/high gas plays generate optimal economics once dewatering is completed (e.g., San Juan, Black Warrior Basins)

Dewatering has led to onset of gas production in commercial quantities

Clear path to gas sales in 2H 2010; Targeting project finance in 2011

High gas demand yields high prices in China ($6.50 netback to wellhead vs. $4.50 Henry Hub); excellent access to pipelines and market

1.3 million gross acres; estimated gas-in-place 18-25 Tcf (P10-P90); approximate recoverable resource 9-12.5 Tcf at 50% recovery (10.4-14.5 Tcf if 58% recovery)

Contact Information

Website

www.fareastenergy.com

Investor Relations Contacts

Michael R. McElwrath – Chief Executive Officer

David Nahmias – Investor Relations

Corporate Headquarters

363 N. Sam Houston Parkway E., Suite 380
Houston, Texas 77060
Telephone: 832-598-0470

Far East Energy